EARNINGS (LOSS) PER SHARE	6 Months Ended
Jun. 30, 2021
EARNINGS (LOSS) PER SHARE [Abstract]
EARNINGS (LOSS) PER SHARE
7. EARNINGS (LOSS) PER SHARE

Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

	Six months ended June 30,
All figures in USD ‘000 except share and per share amounts	2021	2020
Numerator
Net Income (Loss)	(53,718)	88,716
Denominator
Basic – Weighted Average Common Shares Outstanding	153,746,698	147,872,500
Dilutive – Weighted Average Common Shares Outstanding	153,746,698	147,872,500
Earnings per Common Share
Basic	(0.35)	0.60
Diluted	(0.35)	0.60